EXHIBIT 10.35


                                JOINDER AGREEMENT
                                       and
                          SUPPLEMENT TO LOAN AGREEMENT


         SUPPLEMENT NO. 1 (this "Supplement") dated as of August 23, 2000, to the Loan and Security Agreement dated June 10,1998 (as at any time supplemented or amended, the "Loan Agreement"), by and among TROPICAL SPORTSWEAR INT?L CORPORATION, a Florida corporation ("Tropical"); SAVANE INTERNATIONAL CORP., a Texas corporation (formerly known as Farah Incorporated) ("Savane"), TROPICAL SPORTSWEAR COMPANY, INC., a Delaware corporation ("TSCI"); APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel"); and each other Person that is from time to time a Borrower under the Loan Agreement (Tropical , Savane, TSCI and Apparel and each of the foregoing referred to herein individually as a "Borrower" and collectively as "Borrowers"), and FLEET CAPITAL CORPORATION ("Agent"), a Rhode Island corporation, in its capacity as administrative and collateral agent for the Lenders thereto, and Lenders. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement. The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Supplement as a whole and not to any particular section, paragraph or subdivision. All references to any Person shall mean and include the successors and permitted assigns of such Person. All references to any of the Loan Documents shall include any and all amendments or modifications thereto and any and all restatements, extensions or renewals thereof. Wherever the phrase "including" shall appear in this Supplement, such word shall be understood to mean "including, without limitation."

         Borrowers have requested Agent and Lenders to make Revolver Loans and extend other credit pursuant to the Loan Agreement. Pursuant to the Loan Agreement, each New Borrower that was not in existence on the date thereof is required to become a party to and to enter into the Loan Agreement as a Borrower upon becoming a New Borrower. The Loan Agreement provides that additional New
Borrowers may become Borrowers under the Loan Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned, TSI BRANDS, INC., a Delaware corporation, and TSIL, INC., a Delaware corporation, is a New Borrower and is executing this Supplement in accordance with the requirements of the Loan Agreement to become a party to the Loan Agreement in order to induce Agent and Lenders to continue to extend credit under the Loan Agreement and as consideration for the Revolver Loans previously made.

         Accordingly, and for Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, Agent and each New Borrower agree as follows:


         1. In accordance with the Loan Agreement, each New Borrower by its signature below becomes a Borrower under the Loan Agreement with the same force and effect as if originally named therein as a Borrower, and each New Borrower hereby agrees to all the terms and provisions of the Loan Agreement applicable to it as a Borrower thereunder. Each reference to a "Borrower" in the Loan Agreement shall be deemed to include the New Borrowers. The Loan Agreement is hereby incorporated herein by reference.

         2. Each New Borrower acknowledges that it has requested Agent and Lenders to extend financial accommodations to it and to Borrowers on a combined basis in accordance with the provisions of the Loan Agreement, as hereby amended. In accordance with the terms of Section 5.11 of the Loan Agreement, each New Borrower acknowledges and agrees that it shall be jointly and severally liable for any and all Revolver Loans and other Obligations heretofore or hereafter made by Agent or any Lenders to any Borrower and for all interest, fees and other charges payable in connection therewith. Each New Borrower hereby appoints and designates Tropical as, and Tropical shall continue to act under the Loan Agreement as, the representative of each New Borrower and each other Borrower for all purposes, including requesting borrowings and receiving accounts statements and other notices and communications to Borrowers (or any of them) from Agent and Lenders. Each Loan made by Agent and Lenders under the Loan Agreement or any of the other Loan Documents shall be disbursed to the Loan Account of Borrowers.

         3. To secure the prompt payment and performance to Agent and Lenders of all of the Obligations, each New Borrower hereby grants to Agent, for the benefit of itself, as Agent and for the ratable benefit of Lenders, a continuing security interest in and Lien upon all of such Borrower's assets, including all of the following Property and interests in Property of such Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                      (i)       All Accounts;

                      (ii)      All Inventory;

                      (iii)     All Instruments;

                      (iv)      All Chattel Paper;

                      (v)       All Documents;

                      (vi)      All General Intangibles;

                      (vii)     All Equipment;

                      (viii)    All   Securities,   whether   certificated    or
uncertificated (but excluding any portion thereof that constitute Margin Stock), and all securities entitlements;

                      (ix) All monies now or at any time or times hereafter in the possession or under the control of Agent or any Lender or a bailee or Affiliate of Agent or any Lender, including any Cash Collateral in the Cash Collateral Account;

                      (x) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (ix) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                      (xi) All books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of such Borrower pertaining to any of (i) through (x) above.

         4. Each New Borrower represents and warrants to Agent and Lenders that such New Borrower is a wholly owned Subsidiary of Savane and is engaged in the same business as the other Borrowers as part of a joint and common enterprise; that this Supplement has been duly authorized, executed and delivered by such New Borrower and constitutes a legal, valid and binding obligation of such New Borrower, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and that the Schedules attached hereto contain true, accurate and complete information with respect to such New Borrower and the matters covered by the provisions of Section 8 of the Loan Agreement and such Schedules shall be deemed to supplement and be a part of the Schedules to the Loan Agreement.

         5. Except as otherwise expressly provided in this Supplement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Supplement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         6. In case any provision in or obligation under this Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         7. Each New Borrower agrees to reimburse Agent and Lenders for Agent?s and Lenders' reasonable out-of-pocket expenses in connection with this Supplement, including, without limitation, the fees, disbursements and other charges of counsel for Agent and Lenders.

         8. This Supplement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Each of the Schedules attached hereto is incorporated into this Supplement and by this reference made a part hereof.

         9. This Supplement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         10. This Supplement shall be effective when accepted by Agent in Atlanta, Georgia (each New Borrower hereby waiving notice of such acceptance) and thereupon shall be deemed a contract made in Georgia, and shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without regard to the conflict of laws principles thereof.



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         11. The parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Supplement.

         IN WITNESS WHEREOF, each New Borrower and Agent have duly executed this Supplement under seal as of the date and year first above written.

                                                     NEW BORROWERS:

ATTEST:                                              TSI BRANDS, INC.


/s/ Joan Dobrzynski______________                    By:  /s/ Greg Williams
Secretary
[CORPORATE SEAL]                                     Title: President


                                                     Address:
                                                     300 Delaware Ave
                                                     Suite 900
                                                     Wilmington, DE 19801



ATTEST:                                              TSIL, INC.


/s/ N. Larry McPherson                               By:   /s/ Greg Williams
Vice President
[CORPORATE SEAL]                                     Title: President

                                                     Address:
                                                     300 Delaware Ave
                                                     Suite 900
                                                     Wilmington, DE  19801





[Signatures continued on the following page]





                                           Accepted in Atlanta, Georgia:

                                           FLEET CAPITAL CORPORATION, as Agent


                                           By:   /s/ Elizabeth Waller

                                           Title:   Senior Vice President






List of Attached Schedules for each New Borrower


8.1.1           New Borrower's and its Subsidiaries' Business Locations
9.1.1           Jurisdictions in  which  New  Borrower  and its Subsidiaries are
                   Authorized to do Business
9.1.4           Capital Structure of New Borrower
9.1.5           Corporate Names
9.1.13          Tax Identification Numbers of New Borrower and its Subsidiaries
9.1.15          Intellectual Property
9.1.18          Contracts Restricting Rights to Incur Debts
9.1.19          Litigation
9.1.21          Capitalized and Operating Leases
9.1.22          Pension Plans
9.1.24          Labor Contracts
10.2.5          Permitted Liens




                                                                    EXHIBIT 21.1


             SUBSIDIARIES OF TROPICAL SPOSRTSWEAR INT'L CORPORATION



           SUBSIDIARY                                PLACE OF INCORPORATION

Savane International Corp.                                      Texas
Farah Manufacturing (U.K.) Limited                              England
Farah (Australia) Pty. Limited                                  Australia
Farah (New Zealand) Limited                                     New Zealand